T. Rowe Price Mid-Cap Growth Fund, Inc.

T. Rowe Price Mid-Cap Growth Fund—Advisor Class

T. Rowe Price Mid-Cap Growth Fund—R Class

Supplement to prospectuses dated May 1, 2008

As of December 15, 2008, the Mid-Cap Growth Fund, Mid-Cap Growth Fund—Advisor Class, and Mid-Cap Growth Fund—R Class resumed offering shares to new investors. The fund was closed after December 8, 2003, due to asset growth that made it difficult for the fund to invest effectively in mid-cap growth companies. Given changed market conditions, the fund`s investment advisor and Board of Directors concluded it was in the shareholders` interests to open the fund to new investors.

Financial intermediaries should contact T. Rowe Price Financial Institution Services for specific information regarding access to the fund.

The date of this supplement is December 15, 2008.

F64-041 12/15/08